EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C.

Section 1350, AS ADOPTED

PURSUANT TO SECTION 906 of SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Unity Bancorp. Inc. (the “Company”), certifies that:

(1)                      to the best of my knowledge, the Annual Report on Form 10-K of the Company for the annual period ended December 31, 2006 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d); and

(2)                      to the best of my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 15, 2007	/s/ James A. Hughes
James A. Hughes
President and Chief Executive Officer

Dated: March 15, 2007	/s/ Alan J. Bedner
Alan J. Bedner
Executive Vice President and Chief Financial Officer

This certification is made solely for the purposes of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.